June 13, 1997


CLS AdvisorOne Funds
9802 Nicholas Street
Suite 205
Omaha, NE 68114

Ladies and Gentlemen:

We are furnishing this opinion with respect to the proposed offer and sale from time to time of an indefinite number of units of beneficial interest, par value $0.10 per share (the "Shares"), of CLS AdvisorOne Funds (the "Trust"), a Massachusetts business trust, in registration under the Securities Act of 1933 by a Registration Statement on Form N-1A (File No. 333-23459; 811-8095) as amended from time to time (the "Registration Statement").

We have acted as counsel to the Trust since its inception, and we are familiar with the actions taken by its Trustees to authorize the issuance of the Shares. We have reviewed the Declaration of Trust, the By-laws, and the minute books of the Trust, and such other certificates, documents and opinions of counsel as we deem necessary for the purpose of this opinion.

In addition, we have reviewed the Trust's Notification of Registration on Form N-8A under the Investment Company Act of 1940. We have reviewed the Trust's Registration Statement, including all pre-effective amendments thereto, filed or to be filed with the Securities and Exchange Commission.

In our review we have assumed the genuineness of all signatures, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or in copy form), and the conformity to the originals of all documents purporting to be copies.

We have assumed the appropriate action will be taken to register or qualify the sale of the Shares under any applicable state and federal laws regulating sales and offerings of securities.

Based upon the foregoing, we are of the opinion that:

1. The Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts. The Trust is authorized under its Declaration of Trust to issue an unlimited number of Shares in series representing interests in The Amerigo Fund and The Clermont Fund, and in such other series as the Trustees may hereafter duly authorize.

2. Upon the issuance of any Shares of any series of the Trust for payment therefor as described in, and in accordance with the Registration Statement and the Declaration of Trust and By-laws of the Trust, the Shares so issued will be validly issued, fully paid and non-assessable, except that, as set forth in the Registration Statement, shareholders of the Shares of the Trust may under certain circumstances be held personally liable for its obligations.

This opinion is intended only for your use in connection with the offering of Shares and may not be relied upon by any other person.

We hereby consent to the inclusion of this opinion as Exhibit 10 to the Trust's Pre-Effective Amendment No. 1 to be filed with the Securities and Exchange Commission and to the reference to our firm under the caption "Legal Counsel" in the Prospectus filed as part of such Amendment.

Very truly yours,

/s/ Morgan, Lewis & Bockius LLP